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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                               SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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      Date of Report (Date of earliest event reported): September 20, 2000

                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

           OREGON                     0-15159                   93-0780536
(State or other jurisdiction     (SEC File Number)            (IRS Employer
     of incorporation)                                      Identification No.)

                               ONE AIRPORT CENTER
                           7700 N.E. AMBASSADOR PLACE
                             PORTLAND, OREGON 97220
                                 (503) 284-7581
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



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Item 5.  Other Events.

On September 20, 2000, Rentrak Corporation (the "Company") issued a press release announcing that Cecil D. Andrus, George H. Kuper, Joon S. Moon, James G. Petcoff, and Paul A. Rosenbaum, the five individuals nominated by the Committee for the Achievement of Rentrak Excellence to replace the existing board of directors, were elected as directors at the Company's Annual Shareholders' Meeting held on September 19, 2000. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.  Exhibits.

The following exhibit is filed herewith and this list constitutes the exhibit index.

             Exhibit No.      Exhibit
                99.1          Press release dated September 20, 2000.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RENTRAK CORPORATION


September 21, 2000                     By:  /s/ F. Kim Cox
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      (Date)                                F. Kim Cox, President and Secretary